EXCHANGE LISTED FUNDS TRUST

InsightShares LGBT Employment Equality ETF (NYSE Arca Ticker: PRID)

InsightShares Patriotic Employers ETF (NYSE Arca Ticker: HONR)

Supplement dated November 7, 2019 to the currently effective

Prospectus and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information of the InsightShares LGBT Employment Equality ETF and InsightShares Patriotic Employers ETF (the “Funds”) and should be read in conjunction with those documents.

After careful consideration, Exchange Traded Concepts, LLC, the Funds’ investment adviser, in consultation with UBS Securities, LLC, the Funds’ index provider, has recommended, and the Board of Trustees of Exchange Listed Funds Trust has approved, the termination and liquidation of the Funds pursuant to the terms of a Plan of Liquidation. Accordingly, the Funds are expected to cease operations and liquidate on or about November 22, 2019 (the “Liquidation Date”).

The Funds will be closed to orders for new creation units on November 13, 2019, and the last day of trading the Funds’ shares on the NYSE Arca, Inc. will be November 20, 2019. From 13, 2019 through November 20, 2019, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Funds’ shares during that time period. Customary brokerage charges may apply to such transactions. For the liquidation distributions, the ex-dividend date will be November 21, 2019, the record date will be November 20, 2019, and the pay date will be November 22, 2019. Shareholders who purchase shares of the Funds on or after the ex-date of November 21, 2019 will not be eligible to receive dividends from the liquidation distributions.

In anticipation of the liquidation of the Funds, the Funds will be managed in a manner intended to facilitate their orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, starting on November 13, 2019, all or a portion of a Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

On or about the Liquidation Date, the Funds will liquidate their assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, each Fund’s net asset value will reflect the costs of closing such Fund. Once the distributions are complete, the Funds will terminate.

If you would like additional information, please call 833-627-2417 or visit https://insightshares.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.